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                                                                  Exhibit 10.179


                              CONSENT AND AMENDMENT

      THIS CONSENT AND AMENDMENT (this "Consent"), dated as of February 4, 2002,
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to the Loan Agreement referenced below, is by and among Pharmaceutical Product
Development, Inc., a North Carolina corporation (the "Borrower"), the
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Subsidiaries of the Borrower identified on the signature pages hereto (the
"Guarantors") and Wachovia Bank (the "Bank").
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                               W I T N E S S E T H

      WHEREAS, a $50 million credit facility has been established in favor of the Borrower pursuant to the terms of that Amended and Restated Loan Agreement dated as of July 31, 2001 (as amended, modified, supplemented and extended from time to time, the "Loan Agreement") among the Borrower, the Guarantors and the
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Bank;

      WHEREAS, the Borrower intends to acquire, either directly or indirectly through one or more of its Subsidiaries, by way of merger, purchase or otherwise, all of the capital stock of Medical Research Laboratories International, Inc. and Medial Research Laboratories International B.V.B.A. (collectively, the "Proposed Acquisition");
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      WHEREAS, the Borrower has requested that the Bank consent to the Proposed
Acquisition; and

      WHEREAS, the Bank has agreed to consent to the Proposed Acquisition on the terms and conditions set forth herein.

      NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1.  Defined Terms. Terms used herein not otherwise defined herein shall
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have the meanings provided to such terms in the Loan Agreement.

      2.  Consent to Proposed Acquisition. Notwithstanding the provisions of
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Section 6.7 and Section 6.8 of the Loan Agreement, the Bank hereby consents to the Proposed Acquisition provided that the Proposed Acquisition is consummated substantially in accordance with the terms set forth on Schedule 1 hereto (or, to the extent of any material deviations, such deviations shall have been disclosed to the Bank). The Bank agrees that the Proposed Acquisition shall not be deemed an "Investment" for purposes of Section 6.8.

      3.  Amendment. Section 6.8 of the Loan Agreement is amended by adding the
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following sentence after subsection (i):

          "For purposes of this Section 6.8, the term "Investment" shall not include any merger, consolidation or acquisition of all or substantially all of the capital stock (or other equity interest) or assets of any other Person which is subject to Section 6.7 of the Loan Agreement."

      4.  Conversion of PPD Development, LLC. Effective December 31, 2001, PPD
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Development, LLC, a Texas limited liability company, was converted into a Texas limited partnership, and its name following such conversion is PPD Development, LP. The Bank hereby consents to such conversion and agrees that any provision of the Loan Agreement relating to PPD Development, LP's form of organization is amended accordingly.

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     5.   Conditions Precedent. This Consent shall be effective as of the date
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hereof upon execution hereof by the Borrower, the Guarantor and the Bank.

     6.   Reaffirmation of Representations and Warranties. The Borrower hereby
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affirms that the representations and warranties set forth in the Loan Agreement are true and correct as of the date hereof.

     7.   Reaffirmation of Guaranty. The Guarantor (i) acknowledges and consents
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to all of the terms and conditions of this Consent, (ii) affirms all of its obligations under the Loan Agreement and (iii) agrees that this Consent and all documents executed in connection herewith do not operate to reduce or discharge the Guarantor's obligations under the Loan Agreement.

     8.   No Other Changes. Except as modified hereby, all of the terms and
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provisions of the Loan Agreement and the other Loan Documents (including schedules and exhibits thereto) shall remain in full force and effect.

     9.   Counterparts. This Consent may be executed in any number of
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counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Consent to produce or account for more than one such counterpart.

     10.  Governing Law. This Consent shall be deemed to be a contract made
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under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

                            [Signature Pages Follow]

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      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Consent to be duly executed and delivered as of the date first above written.

BORROWER:                   PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.,
                            a North Carolina corporation

                            By:  /s/ Fred B. Davenport, Jr.
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                            Name:  Fred B. Davenport, Jr.
                            Title: President

GUARANTORS:                 PPD DEVELOPMENT, LP,
                            a Texas limited partnership

                            By:  /s/ Fred B. Davenport, Jr.
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                            Name:   Fred B. Davenport, Jr.
                            Title:  President

BANK:                       WACHOVIA BANK

                            By:  /s/ Douglas T. Davis
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                            Name:   Douglas T. Davis
                            Title:  Director